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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 24, 1996

                               MCN CORPORATION
            (Exact name of registrant as specified in its charter)

       MICHIGAN                      1-10070               38-2820658
State of Incorporation          (Commission File        (I.R.S. Employer
                                      Number)          Identification No.)

 500 GRISWOLD STREET, DETROIT, MICHIGAN                        48226
(Address of principal executive offices)                     (Zip Code)


             Registrant's telephone number, including area code:
                                (313) 256-5500
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ITEM 5. OTHER EVENTS

        MCN Corporation ("MCN" or the "Registrant") is filing herewith the following in connection with the offering by MCN Financing I of 3,200,000 8-5/8% Trust Originated Preferred Securities ("Preferred Securities") pursuant to the registration statement of the Registrant and MCN Financing I, among others, on Form S-3 (No. 333-01521) filed with the Securities and Exchange Commission under the Securities Act of 1933.

                              INDEX TO EXHIBITS

EXHIBIT
NUMBER                              EXHIBIT


5.1 Amended and Restated Declaration of Trust of MCN Financing I, dated as of July 24, 1996.

5.2 Second Supplemental Indenture, dated as of July 24, 1996, between MCN and NBD Bank.

5.3 Subscription Agreement, dated as of July 24, 1996, between MCN Financing I and MCN.

5.4 Preferred Securities Guarantee Agreement, dated as of July 26, 1996, between MCN and Wilmington Trust Company.

5.5 Debenture Purchase Agreement, dated July 26, 1996, between MCN and MCN Financing I.

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                                  SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MCN CORPORATION

                                        By /s/ Sebastian Coppola
                                           ------------------------------
                                           Sebastian Coppola
                                           Vice President and Treasurer


Date: July 30, 1996







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                                EXHIBIT INDEX


  EXHIBIT NO.                           DESCRIPTION
  -----------                           -----------

     5.1 Amended and Restated Declaration of Trust of MCN Financing I, dated as of July 24, 1996.

     5.2 Second Supplemental Indenture, dated as of July 24, 1996, between MCN and NBD Bank.

     5.3 Subscription Agreement, dated as of July 24, 1996, between MCN Financing I and MCN.

     5.4 Preferred Securities Guarantee Agreement, dated as of July 26, 1996, between MCN and Wilmington Trust Company.

     5.5 Debenture Purchase Agreement, dated July 26, 1996, between MCN and MCN Financing I.